PBF Logistics LP (NYSE: PBFX) UBS MLP One-on-One Conference January 2017

2 Safe Harbor Statements This presentation contains forward-looking statements made by PBF Logistics LP (“PBFX”), PBF Energy Inc. (“PBF Energy” and together with PBFX, the “Companies”), PBF Holding Company LLC, and their subsidiaries, and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement and successful closing of any potential acquisitions, including the proposed Torrance Valley Pipeline Company LLC acquisition, and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry, including any lifting by the federal government of the restrictions on exporting U.S. crude oil; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; unforeseen liabilities associated with any acquisition; inability to successfully integrate any acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

3  Diversified, stable and predictable cash flows  Supported predominantly by long-term, take- or-pay agreements  No direct commodity price exposure  Highly integrated assets  Focused on movement and storage of refinery feedstocks and finished products  Strong alignment with PBF Energy  PBF Logistics’ assets provide PBF Energy strategic optionality  Financial Flexibility  Long-term capital structure with ample liquidity for growth  Solid growth potential  Completed its first 3rd-party acquisition of East Coast terminals in April 2016  Continue to pursue growth through independent transactions, drop-downs and organic investment PBF Logistics LP

4 PBFX Growing Asset Base is Ideally Situated PBF Logistics Mid-Continent Assets  Toledo Storage Facility  Toledo LPG Truck Rack  Toledo Truck Terminal PBF Logistics East Coast Assets  East Coast Terminals  DC Products Pipeline  DC Truck Rack (Products)  DC Truck Rack (LPG)  DC Rail Terminal  DC West Rack Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 PBF Logistics West Coast Assets  Torrance Valley Pipeline  PBF Logistics assets directly support the operations of the Toledo, Delaware City, Paulsboro and Torrance refineries  Approximately 255 million barrels of annual refining capacity  Strategic third-party acquisitions such as the East Coast Terminals allow PBF Logistics to independently grow its revenue base and leverage its existing relationship with PBF Energy  PBFX continues to target logistics assets for feedstock movement and product distribution that complement its existing operations and provide synergies due to proximity to PBF Energy operations  Developing organic growth opportunities to enhance asset base and diversify revenue streams  Drop-downs from PBF Energy, as it grows, remain a valuable source of future growth

5  Completed acquisition of a controlling 50% interest in the Torrance Valley Pipeline Company LLC (“TVP”) from a subsidiary of PBF Energy at a pro forma EBITDA multiple of ~8.75x  Purchase price of ~$175 million partially financed through a successful ~$80 million public equity offering  Primary crude gathering and transportation lines that feed PBF Energy’s Torrance Refinery  Diversifies PBFX asset base with high-quality pipeline and storage assets critical to the operations of PBF Energy’s Torrance refinery  TVPC owns:  189-mile San Joaquin Valley Pipeline system with a throughput capacity of approximately 110,000 barrels per day  The system is comprised of the M55, M1 and M70 pipelines  11 pipeline stations positioned between Belridge and the Torrance Refinery with heavy crude heating, pumping and storage capabilities Proposed Torrance Valley Pipeline Company LLC Acquisition

6  Closed acquisition of East Coast Terminals from Plains All American at a pro forma EBITDA multiple of ~7x  Purchase price of $100 million, plus an upfront capital investment of ~$5 million  Unaffiliated third-party transaction introduces third- party business to PBFX’s revenue base  Diversifies PBFX asset and customer base and creates synergy opportunities with PBF Energy due to proximity of PBF Energy’s three coastal refineries  Assets acquired include:  57 product tanks with a total shell capacity of approximately 4.2 million shell barrels  Pipeline connections to the Colonial, Buckeye, Sunoco Logistics and other proprietary pipeline systems  26 truck loading lanes  Marine facilities capable of handling barges and ships First Third Party Acquisition

7 PBFX is a Strategic and Valuable Partner to PBF  Stable cash flows supported predominantly by long- term, take-or-pay Minimum Volume Commitments  No direct commodity exposure  Hard asset base consisting of crude and product storage, pipelines, and distribution and unloading facilities  Vehicle allows PBF to drop-down logistics assets and utilize proceeds to de-lever and improve liquidity  PBF's drop-down EBITDA backlog increased significantly with addition of logistics-related assets at Chalmette and Torrance Acquisitions  Third-party transactions, such as the East Coast Terminals acquisition, add incremental growth to PBFX by extending the backlog timeline  Provides alternative capital source to grow logistics asset base Summary of Executed Drop-Downs* Announcement Date Asset Projected Annual Net Income ($mm) Projected Annual EBITDA ($mm) Gross Sale Price ($mm) 9/15/2014 Delaware City Heavy Crude Unloading Rack $12 $15 $150 12/2/2014 Toledo Storage Facility $9 $15 $150 5/15/2015 Delaware City Pipeline / Truck Rack $12 $14 $143 8/11/2016(1) Torrance Valley Pipeline Company LLC ~50% interest $9 $20 $175 Total $42 $64 $618 ___________________________ 1. Pro forma for the announced proposed transaction to acquire a controlling 50% interest in Torrance Valley Pipeline Company LLC *For reconciliation from EBITDA to Net Income please refer to PBF 8-K filings dated 9/19/14 (p.164); 12/5/14 (p.80); and 5/5/15 (p.80) and 9/7/16 (p.201), respectively. EBITDA is a non-GAAP financial measure. See Appendix for additional information.

8  Fourth largest and second most complex independent refiner in the United States  Currently operates five oil refineries in California, Ohio, Delaware, New Jersey and Louisiana  PBF's core strategy is to operate safely and responsibly and grow and diversify through acquisitions  PBF indirectly owns 100% of the general partner and ~44% of the limited partner interests of PBF Logistics LP (NYSE: PBFX), and 100% of the PBFX incentive distribution rights (“IDRs”) Region Throughput Capacity (bpd) Nelson Complexity Mid-continent 170,000 9.2 East Coast 370,000 12.2 Gulf Coast 189,000 12.7 West Coast 155,000 14.9 Total 884,000 12.2 Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 PBF Energy as Sponsor

9 PBF’s System-wide Commercial Optimization Refining Group Crude Slate Breakdown Source: Company reports, JP Morgan Research 0% 20% 40% 60% 80% 100% PBF PSX MPC TSO VLO HFC NTI ALJ DK WNR CVRR Medium / Heavy Light  Crude sourcing flexibility and optionality  PBF uses its complex crude processing capacity to source lowest cost input slate  PBF is benefiting from the over-supply of waterborne crude which is driving increased competition and favorable pricing  PBF is leveraging its expanded coastal refining portfolio to capitalize on economies of scale by sharing larger cargoes between assets  Pursuing highest netback product distribution channels  The East Coast Terminals acquisition by PBFX provides additional capability in the greater Philadelphia market  Entering the gasoline and distillate product export markets  Increased regional product sales versus bulk  Importing and distributing ethanol on the East Coast at the Delaware City rail facilities

10 Strong Connection with PBF Energy  Fee-based, long-term contracts provide PBFX with stable earnings  Conservative financial profile with strong liquidity provides flexibility  Demonstrated access to capital markets  Experienced management team  Focused on safety and operational excellence  PBFX’s assets are integrated with three of PBF’s operating refineries Strategic  Midstream growth is a key component of PBF’s strategy  PBF owns ~44% of PBF Logistics and 100% of the GP  PBFX provides PBF with an additional growth vehicle to enhance investor returns Financial Operational

11 $0.260 $0.280 $0.300 $0.320 $0.340 $0.360 $0.380 $0.400 $0.420 $0.440 $0.460 Q2-14* Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4'15 Q1'16 Q2'16 Q3'16 MQD Incremental PBFX Delivers Strong Historical Distribution Growth *Represents the minimum quarterly distribution (MQD) for Q2-14, actual distribution of $0.16 equal to prorated MQD based on May 14, 2014 IPO

12 PBFX’s Investment Highlights Focus on Stable, Take-or-Pay Business  Maintain stable cash flow generation through predominantly long-term contracts with minimum volume commitments  Commitment to safe and reliable operations across all areas  No direct commodity price exposure  Target 1.15x annual coverage ratio  Financial flexibility for continued distribution growth  Maintain attractive long-term distribution growth rate Financial Flexibility Distributable Cash Flow Grow the Business  Pursue third-party acquisitions focused on traditional MLP assets  Invest in organic projects and asset optimization  Support growth of PBF through additional drop-down transactions  Conservative financial profile with an emphasis on liquidity  Demonstrated ability to access capital markets  Net Debt-to-EBITDA target of between 3x and 4x

Appendix

14 PBFX 2017 Initial Guidance Initial guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans using minimum volume commitments, assumptions and configuration. Revenues, operating expenses, general and administrative expenses, depreciation and amortization and interest expense figures include amounts related to the portion of the Torrance Valley Pipeline Company that are currently owned by a subsidiary of PBF Energy Inc. These amounts are consolidated in the PBF Logistics financial statements and the ownership interest of PBF Energy is reflected in Noncontrolling Interest. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance. ($ in millions) FY 2017 Initial Guidance Revenues $252.1 Operating expenses $78.4 SG&A $15.7 D&A $16.8 Interest expense, net $33.1 Net Income $108.1 EBITDA to the Partnership $135.2 Maintenance capital expenditures $9.9 Growth/strategic capital $12.1 Units outstanding(1) 42.3 million All figures are based on estimates using minimum volume commitments for currently owned assets under existing long-term agreements. ___________________________ 1. Units outstanding at 12/31/2016 represents the fully-diluted number of units issued during the IPO, subsequent transactions and under partnership compensation programs

15 Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income (loss) or net income (loss) as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. This presentation includes references to EBITDA and EBITDA attributable to PBFX, which is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the quarterly and annual reports on Forms 10-Q and 10-K for PBFX. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. With respect to projected MLP-qualifying EBITDA, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact these measures, such as the provision for income taxes, depreciation of fixed assets, amortization of intangibles and financing costs have not yet occurred, are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. Non-GAAP Financial Measures

16 Non-GAAP Financial Measures PBF Logistics LP Reconciliation of amounts under US GAAP to Forecasted EBITDA (unaudited, in millions) Reconciliation of Net Income to estimated EBITDA: The Partnership defines EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. . We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. EBITDA is a non-GAAP supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unit holders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership’s management believes that the presentation of EBITDA and EBITDA attributable to PBFX provides useful information to investors in assessing our financial condition and results of operations. These measures should not be considered an alternative to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time. ($ in millions) FY 2017 Initial Guidance Net Income $108.1 Add: Interest expense, net $33.1 Add: Depreciation and amortization $16.8 EBITDA $158.0 Less: Noncontrolling interest EBITDA $22.8 EBITDA attributable to PBFX $135.2